EXHIBIT 10.25

                              CONSULTING AGREEMENT

         This CONSULTING AGREEMENT (the "Agreement") dated of this 30th day of September, 1998, by and among ABBOTT REALTY SERVICES, INC., a Florida corporation (the "Company"), and WILLIAM W. ABBOTT, JR., an individual residing in Florida ("Consultant").

                                    RECITALS

         WHEREAS, the Company and each of its respective affiliates and subsidiaries (collectively, the "RQI Group Companies") are engaged primarily in the business of providing property management, brokerage, rental and sales services (the "Business");

        WHEREAS, the Consultant provides consulting services in connection with the Business; and

         WHEREAS, the Company desires to engage Consultant to provide consulting services in connection with the Business pursuant to the terms and conditions hereof.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

Section 1.   CONSULTING SERVICES.

         (a) The Company hereby engages Consultant and Consultant hereby accepts the engagement upon the terms and conditions hereinafter set forth. Consultant shall (i) consult, advise and assist the Company with respect to managing all aspects of the relationship with the developers of the Tops'l project including, without limitation, with respect to construction management, property management and management of the operation and administration thereof, (ii) use his best efforts to promote the business and activities of and be an "ambassador of goodwill" with respect to the RQI Group Companies and the Cathedral Group and
(iii) act as a "secret shopper" with respect to the Cathedral Group properties (collectively, the "Engagement"). Consultant shall have such responsibilities, duties and authority in connection with the Engagement as an Executive Officer or the Chairman of the Board of Directors of either RQI (the "RQI Board") or the Company (the "Company Board") may require or assign.

         (b) Consultant hereby agrees to devote such time, attention, energy and efforts to the business of the Company as shall be reasonably required in order to meet the objectives of the Engagement. Consultant shall be a real estate broker for the Company subject to the terms and conditions of a standard brokers agreement in effect from time to time.
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         (c) Consultant  shall  adhere  to,  execute and  fulfill  all  policies established by the Company in connection with the Engagement. Consultant shall not commit any act, or make any statement, which would be deleterious to the reputation and goodwill of the Company or any of the corporations affiliated with the Company. Consultant agrees that he will use his best efforts to represent the Company within the scope of the engagement and that he will act in good faith in the best interests of the Company.

Section 2.   COMPENSATION.

         For all services rendered by Consultant, the Company shall compensate Consultant as follows:

         (a) Consulting Fees. The consulting fee payable to Consultant shall be $125,000 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less frequently than monthly.

         (b) Other Compensation and Benefits. Consultant shall be entitled to receive additional benefits and other compensation from the Company in such form and to such extent as specified below:

             (i) Preferential brokerage commissions payable in accordance with the terms and conditions of the standard Cathedral Group brokerage agreement in amounts equal to thirty percent (30%) for property listings and fifty percent (50%) for property sales.

             (ii) Payment of all premiums for coverage for Consultant and family under health, hospitalization, disability, dental, life and other insurance plans that the Company may have in effect from time to time.

             (iii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Consultant in the performance of Consultant's services pursuant to this Agreement and consistent with the Company's policy for the reimbursement of such consulting expenses in effect from time to time, other than expenses relating to any car, car phones, gas or car insurance incurred by Consultant. All reimbursable expenses shall be appropriately documented in reasonable detail by Consultant upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

             (iv) The Company shall pay for or reimburse Consultant for a Full Membership in the Tops'l Beach and Racquet Club excluding any expenses or members costs relating to personal training, tennis lessons and other separate ("a la carte") expenses.

Section 3.   INTENTIONALLY DELETED.

Section 4.   TERM; CESSATION; RIGHTS ON CESSATION.

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         The  term of this  Agreement  shall  commence  on the date  hereof  and continue for three (3) years, (the "Term"). This Agreement and Consultant's Engagement may be terminated in any one of the following ways:

         (a) Death.  The death of Consultant  shall  immediately  terminate this
Agreement  with  no  compensation  due  to  Consultant's   estate  hereunder  or
otherwise, except as set forth in subsection (f) of this SECTION 4.

         (b) Disability. Subject to and conditioned upon the Company's compliance with applicable law, if, as a result of incapacity due to physical or mental illness or injury, Consultant shall have been absent from Consultant's full-time duties hereunder for one hundred twenty (120) consecutive days, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such one hundred twenty (120) day period, but which shall not be effective earlier than the last day of such one hundred twenty (120) day period), the Company may terminate Consultant's Engagement hereunder provided Consultant is unable to resume Consultant's full-time duties at the conclusion of such thirty (30) day notice period. Also, Consultant may terminate Consultant's Engagement hereunder if his or her health should become impaired to an extent that makes the continued performance of Consultant's duties hereunder hazardous to Consultant's physical or mental health or life, provided that Consultant shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Consultant shall submit to an examination by a doctor selected by the Company and such doctor shall have concurred in the conclusion of Consultant's doctor. In the event this Agreement is terminated as a result of Consultant's disability, Consultant shall have no right to any compensation hereunder or otherwise, except as set forth in subsection (f) of this SECTION 4.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Consultant for good cause, which shall be:
(1) Consultant's breach of this Agreement, or failure to comply with any lawful directive of the RQI Group Companies, the RQI Board, the Company Board or an Executive Officer of RQI or the Company; (2) Consultant's failure to adequately perform any of Consultant's material duties and responsibilities hereunder; (3) Consultant's willful dishonesty, fraud, misconduct or any conduct constituting or exhibiting moral turpitude or which adversely affects the operations or reputation of the Company or any of the other RQI Group Companies; (4) Consultant's conviction in a court of competent jurisdiction of a felony or any misdemeanor other than a minor traffic violation; (5) chronic alcohol abuse or illegal drug use by Consultant; (6) the usurpation of any corporate opportunity of the Company or any of the other RQI Group Companies; or (7) the breach by Consultant of any of the representations, warranties or covenants in the Stock Purchase Agreement. In the event of a termination for good cause, as enumerated above, Consultant shall have no right to any compensation hereunder or otherwise, except as set forth in subsection (f) of this SECTION 4.

         (d) By Either Party. At any time after the commencement of the Engagement, either Consultant or the Company may terminate this Agreement effective thirty (30) days after written

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notice is  provided  to the  other  party.  Upon  termination  by either  party,
Consultant shall receive no compensation hereunder or otherwise, except as set forth in subsection (f) of this SECTION 4.

         (e) Upon  termination of this Agreement for any reason provided herein,
(i) Consultant shall be entitled to receive all fees earned and all expenses due through the Cessation Date, and (ii) except as otherwise provided by SECTION 18 hereof all other rights, duties and obligations of the Company and the Consultant under this Agreement shall cease and terminate as of the Cessation Date.

Section 5.   RETURN OF COMPANY PROPERTY.

         All Proprietary Information including, without limitation, records, designs, patents, business plans, financial statements, manuals, correspondence, reports, charts, advertising materials, memoranda, lists and other property delivered to or compiled by Consultant by or on behalf of the Company, any of the other RQI Group Companies, or any of their representatives, suppliers, vendors or customers which pertain to the business, activities or future plans of the Company or any of the other RQI Group Companies shall be and remain the property of such company, as the case may be, and be subject at all times to their discretion and control and shall be, upon cessation of Consultant's Engagement with the Company collected by Consultant and delivered promptly to the General Counsel of the Company without request by the Company.

Section 6.   LIMIT OF ENGAGEMENT.

         This Agreement does not and shall not be construed to create any employment relationship, partnership or agency whatsoever beyond the purposes set forth in SECTION 1 above. Consultant acknowledges and agrees that he is an independent contractor vis-a-vis the Company and that Consultant shall not be deemed to be a partner, employee, agent, or legal representative of the Company for any purpose other than the purposes of this Agreement set forth in said
SECTION 1, nor shall Consultant have any authority or power to act for, or to undertake any obligation or responsibility on behalf of, the Company, or corporations affiliated with the Company, other than as expressly herein provided. Consultant represents and warrants that he conducts a business enterprise independent of the Company. Further, Consultant acknowledges and agrees that the amounts paid under SECTION 2 hereof are in full satisfaction of all amounts due by the Company for services rendered by Consultant hereunder and Consultant disclaims any right, title, or interest in employee benefits or insurance offered by the Company or other compensation without regard to the reclassification or other characterization of Consultant's relationship with the Company at a future point in time by any Federal, State, or local government or agency. In this regard, Consultant shall be solely responsible for obtaining his own benefits, including Medicare, unemployment, workers' compensation or other insurance and the payment of self-employment taxes excluding the insurance coverage referenced in SECTION 2(b)(ii) hereof.

Section 7.   UNAUTHORIZED ACTS.

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         (a) Consultant represents and agrees with the Company that he will make no disbursement or other payment of any kind or character out of the compensation paid to him hereunder or with any other fund, or take or authorize the taking of any other action which contravenes any statute or rule, regulation, or order of any jurisdiction. Consultant further agrees to indemnify and save harmless the RQI Group Companies, each of their respective subsidiaries and affiliates and their directors, officers, and employees from any and all liabilities, obligations, claims, penalties, fines or losses resulting from any unauthorized or unlawful acts of Consultant (or from any violations by Consultant of any laws or regulations, whether willful or not) and for any acts by Consultant against Company policy, except to the extent such acts were undertaken at the direction of the Company. Consultant further represents and warrants that under no circumstances shall Consultant solicit or accept either directly or indirectly any form of remuneration from any third party including but not limited to any business owner or broker for or related to the performance of Consultant's services hereunder. The provisions of this SECTION 7 shall survive the termination or expiration of this Agreement.

         (b) Consultant agrees to disclose honestly and fully to the Company or its authorized representatives all information and documentation in his possession concerning all transactions or events relating to or affecting the Company or any other RQI Group Company as and to the extent such information or documentation (i) was acquired or developed by Consultant during his engagement under this Agreement and (ii) is requested by the Company or the authorized representative thereof.

Section 8.   NO PRIOR AGREEMENTS.

         Consultant hereby represents and warrants to the Company that the execution of this Agreement by Consultant and his or her Engagement by the Company and the performance of Consultant's duties hereunder will not violate or be a breach of any oral or written agreement with, or other duty owed to, a former employer, client or any other Person. Further, Consultant agrees to indemnify the Company from and against any and all claims, judgments, fines, actions, suits, demands, charges, costs and expenses including but not limited to attorneys' fees and expenses (collectively, "Claims"), (i) relating to, arising from, or in connection with any actions by Consultant outside the scope of Consultants duties hereunder or as directed by the Company Board, the RQI Board or any Executive Officer or (ii) any breach by Consultant of any oral or written agreement between Consultant and any third party or any other duty owed by Consultant to any third party.

Section 9.   ASSIGNMENT; BINDING EFFECT.

         Consultant understands that he or she has been selected for the Engagement by the Company on the basis of Consultant's personal qualifications, experience and skills. Consultant, therefore, shall not assign all or any portion of Consultant's performance under this Agreement. Subject to the preceding two (2) sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

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Section 10.  DEFINITIONS


             For purposes of this Agreement, the following terms shall have the respective meanings ascribed thereto in this SECTION 10:

         (a) "Agreement" shall have the meaning assigned to such term in the Recitals hereto.

         (b) "Cathedral Group" shall mean Abbott Realty Services, Inc., a Florida corporation, Tops'l Sales Group, Inc, a Florida corporation, Abbott Resorts, Inc., a Florida corporation, Abbott & Andrews Realty, Inc., a Florida corporation, S.I.I.K., Inc., a Florida corporation, Tops'l Group, Inc., a Florida corporation and Tops'l Club of NW Florida, Inc. , a Florida corporation and any other subsidiaries and affiliates thereof during the term hereof.

         (c) "Cessation Date" means the date of cessation of Consultant's Engagement with the Company.

         (d) "Claims"  shall  have  the  meaning  assigned  to such  term in the
SECTION 8 hereof.

         (e) "Company" shall have the meaning assigned to such term in the Recitals hereto.

         (f) "Company Board" shall mean the Board of Directors of the Company.

         (g) "Consultant" shall have the meaning assigned to such term in the Recitals hereto.

         (h) "Executive Officer" means any of the Chief Executive Officer, the Chief Operating Officer, the President, the Senior Vice President, the Chief Financial Officer, the Secretary, the Treasurer, and the General Counsel of the Company and of RQI.

         (i) "Person" means any individual, firm, company, limited liability company, partnership (including, without limitation, any general, limited, limited liability or limited liability limited partnership), corporation (including not-for-profit), joint venture, unincorporated organization or association, trust, union, governmental entity, department or agency, or any other entity, business or organization of whatever nature.

         (j) "RQI"  shall  mean   ResortQuest   International,   Inc.,  and  its
successors and assigns.

         (k) "RQI Board" shall have the meaning assigned to such term in SECTION 1(A) hereof.

         (l) "RQI Group Companies" shall have the meaning assigned to such term in the Recitals hereto.

         (m) "Term" shall have the meaning assigned to such term in SECTION 4 hereof.

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Section 11.  COMPLETE AGREEMENT; AMENDMENT.

         (a) This Agreement supersedes any other agreements or understandings, written or oral, among the Company and Consultant, and Consultant has no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement. This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Consultant and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements.

         (b) This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Consultant, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

Section 12.  NOTICE.

         Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing and personally delivered, sent by first class registered or certified mail, postage prepaid, return receipt requested, sent by overnight national courier service, sent by facsimile, provided a hard copy is mailed on that day to the party for whom such notices are intended or sent by other means at least as fast and reliable as first class mail. A written notice shall be deemed to have been given to the recipient party on the earlier of (i) the date it shall be delivered to the address required by this Agreement, (ii) the date delivery shall have been refused at the address required by this Agreement, (iii) with respect to notices sent by mail, the date as of which the postal service shall have indicated that the notice has been delivered to the address required by this Agreement, (iv) with respect to a facsimile, the date on which the facsimile is sent. Any and all notices referred to in this Agreement, or which any party desires to give the other, shall be addressed as follows:

         To the Company:   ResortQuest International, Inc.
                           530 Oak Court Drive, Suite 360
                           Memphis, Tennessee 38117
                           Attn:   John K. Lines, Senior Vice President, General
                                   Counsel and Secretary

         with a copy to:   Smith, Gambrell & Russell, LLP
                           1230 Peachtree Street, N.E. Suite 3100
                           Atlanta, Georgia 30309
                           Attn:   Bruce W. Moorhead, Jr., Esq. or
                                   Dennis O. Doherty, Esq.

         To Consultant:    William W. Abbott Jr.
                           506 Highway 98 East
                           Destin, Florida  32541

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         with a copy to:   James Grimsley, Esq.
                           Smith, Grimsley, Bauman, Pinkerton, Petermann, Saxer & Wells
                           25 N.E. Walter Martin Road

                           Fort Walton Beach, Florida  32548

Section 13.  SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

Section 14.  GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Delaware.

Section 15.  CONSENT TO JURISDICTION; SERVICE OF PROCESS

         The Company and Consultant hereby irrevocably submit to the jurisdiction of the federal courts located in Florida in connection with any suit, action or other proceeding arising out of or relating to this Agreement, and hereby agree not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced by such courts.

Section 16.  WAIVER OF JURY TRIAL.

         BECAUSE DISPUTES ARISING IN CONNECTION WITH COMMERCIAL MATTERS, INCLUDING CONSULTING AGREEMENTS, ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES (IF ANY) BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS CONSULTING AGREEMENT OR MATTERS RELATED HERETO.

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Section 17.  CONSTRUCTION AND INTERPRETATION

         Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself, or through its agent, prepared the same, and it is expressly agreed and acknowledged that the Consultant, the Company and their respective representatives, legal and otherwise, have participated in the preparation hereof.

Section 18.  SURVIVAL

         Notwithstanding anything in this Agreement to the contrary, SECTIONS 3, 5, 6, 7, 8, 12, 14, 15, 16, 17, 18 and 19 of this Agreement shall survive any termination of this Agreement or of the Consultant's Engagement hereunder until the expiration of the respective statute(s) of limitations applicable thereto.

Section 19.  THIRD PARTY BENEFICIARIES.

         Except as expressly provided herein with respect to affiliates of the Company, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person or entity not a party to this Agreement.

Section 20.  COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

ABBOTT REALTY SERVICES, INC.

By: /s/ John K. Lines
   ------------------------------
Name:  John K. Lines
Title: Senior Vice President and Secretary

"CONSULTANT"

/s/ William W. Abbott, Jr.
----------------------------------
William W. Abbott, Jr., individually

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